SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Quaker Investment Trust
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PROXY MATERIALS
Quaker Event Arbitrage Fund

a series of

QUAKER INVESTMENT TRUST

Dear Shareholder:

The enclosed proxy materials relate to a special meeting of shareholders ("Shareholders") of the Quaker Event Arbitrage Fund (the "Fund"), series of Quaker Investment Trust (the "Trust"), to be held at the offices of Stradley Ronon Stevens & Young LLP, 30 Valley Stream Parkway, Berwyn, PA 19355 on July 20, 2018.  The meeting will be held at 10:00 am Eastern time (the "Meeting").  The Meeting relates to the Proposal described below.  As a Shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund.  This package contains information about the Proposal and the materials to use when voting by mail, telephone, or through the Internet.

Proposal.  To Elect a Board of Trustees for the Trust.

The Proposal is described in greater detail in the enclosed Proxy Statement.

The Board unanimously recommends that you vote FOR the Proposal.

Voting is quick and easy.  Everything you need is enclosed.  Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.  After reviewing the enclosed materials, please complete, sign and date your proxy card(s) before mailing it (them) in the postage-paid envelope, or help save time and postage costs by calling the toll free number and following the instructions.  You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions. If we do not hear from you, our proxy solicitor, Okapi Partners (the "Proxy Solicitor"), may contact you.  This will ensure that your vote is counted even if you cannot attend the Meeting in person.  If you have any questions about the Proposal or the voting instructions, please call the Proxy Solicitor at (877) 285-5990.  Representatives are available to assist you Monday through Friday, 8:00 a.m. to 11:00 p.m. Eastern Time.

Very truly yours,

/s/Alyssa Greenspan
Alyssa Greenspan
President
Quaker Investment Trust
June 8, 2018

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL.
Below is a brief overview of the matters being submitted to a shareholder vote. Your vote is important, no matter how large or small your holdings may be.  Please read the full text of the proxy statement (the "Proxy Statement"), which contains additional information about the proposal (the "Proposal"), and keep it for future reference.
QUESTIONS AND ANSWERS.
Q.  Why are you sending me this information?
A.  You are receiving these proxy materials because you have the right to vote on an important Proposal concerning your investment.
Q.  What are the Proposal being considered at the Meetings?
A. At the special meeting to be held on July 20, 2018, shareholders ("Shareholders") of the Quaker Event Arbitrage Fund (the "Fund"), a series of Quaker Investment Trust (the "Trust"), are being asked to:
•	Elect five proposed trustees (each a "Nominee" and together, the "Nominees") to the Board of Trustees (the "Board") of the Trust.
PROPOSAL: ELECT TRUSTEE NOMINEES TO THE BOARD
Q.  What are shareholders being asked to do?
A. Shareholders of the Fund are being asked to elect five trustees to the Board.  More information about these Board changes is provided in the Proxy Statement under the Proposal.
Q.  Who are the candidates? Has the Board nominated them?
A. Four of the Nominees (James Brinton, Gary Shugrue, Everett Keech and Warren  West) are currently Independent Trustees (defined below) of the Trust and two of these Nominees were previously elected to the Board by shareholders of the Fund. The fifth Nominee, Alyssa Greenspan, is an interested person of the Trust due to her affiliation with Community Capital Management, Inc., one of the Trust's advisers.  The Trust's former interested trustees, Jeffrey H. King Sr. and Laurie Keyes are not standing for reelection. Each Nominee was reviewed and recommended for nomination by the Nominating Committee of the Board, which is comprised of the Independent Trustees (defined below) of the Trust, and approved for nomination by the Board.  The Board has reviewed the qualifications and backgrounds of all five Nominees and concluded that each Nominee's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training, business or consulting experience, and experience serving as a board member of investment funds (including the Trust), public companies or non-profit entities or other organizations.  At a Board meeting held on February 6, 2018, the Board nominated the Nominees and recommended that their election to the Board be put to a vote of the shareholders of the Fund.
Q. How many of the Nominees will be Independent Trustees if elected?
A.  Four of the five Nominees will be independent if elected and will not be considered to be "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) ("Independent Trustees"). Independent Trustees have no affiliation with the Fund or its advisers, other than as disclosed and apart from any personal investments they choose to make in the Fund as private individuals. Independent Trustees play a critical role in overseeing Fund operations and representing the interests of shareholders.
Q. How does the Board recommend that I vote in connection with the Proposal?
A. The Board unanimously recommends that you vote "FOR" the approval of Proposal described in the Proxy Statement.
OTHER MATTERS

Q.  Will my Fund pay for this proxy solicitation?
A.  The Trust will pay the proxy costs, reflecting the costs associated with the approval of the Trustee Nominees.

Q.  How can I vote my shares?
A.  For your convenience, there are several ways you can vote:
By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone: Call the number printed on the enclosed proxy card(s);
By Internet: Access the website address printed on the enclosed proxy card(s); or
In Person: Attend the Meeting as described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling (800) 220-8888.  Shareholders whose shares are held in "street name" through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.
Q.  How may I revoke my proxy?
A.  Any proxy may be revoked at any time prior to its use by written notification received by the Trust's Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person.  Shareholders whose shares are held in "street name" through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.  Any letter of revocation or later-dated proxy must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective.  Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.
Q.  Where can I obtain additional information about this Proxy Statement?
A.   If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call our proxy solicitor, Okapi Partners (the "Proxy Solicitor"), at (877) 285-5990.  Representatives are available to assist you Monday through Friday, 8:00 a.m. to 11:00 p.m. Eastern Time.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT
YOU VOTE FOR THE PROPOSAL DESCRIBED IN THE PROXY STATEMENT.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on July 20, 2018

Quaker Event Arbitrage Fund

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on July 20, 2018:
In addition to the written notice of special meeting of shareholders, proxy statement and form of proxy that you are receiving, these documents also available on the Internet at www.okapivote.com/Quaker. The form of proxy on the Internet site cannot be used to cast your vote.
To the shareholders ("Shareholders") of the Quaker Event Arbitrage Fund (the "Fund"), a series of Quaker Investment Trust (the "Trust"):
NOTICE IS HEREBY GIVEN that a special meeting of Shareholders will be held at the offices of Stradley Ronon Stevens & Young LLP, 30 Valley Stream Parkway, Berwyn, PA 19355 on July 20, 2018.  The meeting will be held at 10:00 am Eastern time (the "Meeting").  The Meeting relates to the election of a Board of Trustees.  The proxy materials for the shareholder meeting are first being sent to Shareholders on or about  June 8, 2018.
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSAL.
The Proposal is discussed in greater detail in the enclosed proxy statement (the "Proxy Statement").  You are entitled to vote at the Meeting if you owned shares of the Fund at the close of business on June 1, 2018 ("Record Date").  If you attend the Meeting, you may vote your shares in person.  Shareholders whose shares are held in "street name" through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.  However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.
YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.
By order of the Board of Trustees,

/s/Alyssa Greenspan
Alyssa Greenspan
President, Quaker Investment Trust
June 8, 2018
To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States.  If you prefer, you may instead vote by telephone or the Internet.  You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

PROXY STATEMENT
TABLE OF CONTENTS

APPENDIX A – NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER	A-1
APPENDIX B – AUDITOR INFORMATION	B-1

PROXY STATEMENT

For

Quaker Event Arbitrage Fund

a series of

QUAKER INVESTMENT TRUST

Dated: June 8, 2018

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on July 20, 2018:
The proxy statement and form of proxy are available on the Internet at www.okapivote.com/Quaker.

This proxy statement (the "Proxy Statement") solicits proxies to be voted at a special meeting of shareholders ("Shareholders") of the Quaker Event Arbitrage Fund (the "Fund"), a series of Quaker Investment Trust (the "Trust").  The meeting will be held at 10:00 am Eastern time (the "Meeting").  The Meeting will be held at the offices of Stradley Ronon Stevens & Young LLP, 30 Valley Stream Parkway, Berwyn, PA 19355 on July 20, 2018.   The Meeting has been called by the Board of Trustees of the Trust (the "Board") to elect a Board of Trustees for the Trust (the "Proposal"), which is described more fully below.
Only officers of the Trust and Fund Shareholders of record as of June 1, 2018 (the "Record Date"), will be admitted to the Meeting.  The Board, on behalf of the Fund, is soliciting these proxies.  This Proxy Statement is first being sent to Shareholders on or about June 8, 2018.
The principal office of the Trust is located at 2500 Weston Road, Suite 101, Weston, FL  33331.  You can reach the office of the Trust by telephone by calling toll free at (800) 220-8888.  The Trust is a Massachusetts business trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").
This Proxy Statement gives you information about the Proposal, and other matters that you should know before voting.
The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request.  Such requests should be directed to the Trust by calling toll free at (800) 220-8888. Copies are also available on http://www.quakerfunds.com/. Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the U.S. Securities and Exchange Commission's ("SEC") Internet site at www.sec.gov.
Two or more Shareholders of the Fund who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary.  The Trust will promptly send a separate copy of the Proxy Statement to any Shareholder upon request.  To request a separate copy of an annual report or the Proxy Statement, Shareholders should contact the Trust at (800) 220-8888.

PROPOSAL:  TO ELECT A BOARD OF TRUSTEES OF THE TRUST
Information about the Nominees
Shareholders of the Trust are being asked to elect five Trustees (together, the "Nominees") to the Board: James R. Brinton, Alyssa Greenspan, Everett T. Keech, Gary E. Shugrue, and Warren West.  Messrs. Brinton, Keech, Shugrue and West are Nominees who will not be "interested  persons" as defined under the 1940 Act (together, the "Independent Nominees"). The Independent Nominees are all currently independent members of the Board.
The Trust is governed by the Board, which has oversight responsibility for the management of the Trust's business affairs.  The Trustees of the Board (each, a "Trustee" and collectively, the "Trustees") are responsible for supervising the management of the Trust and serving the needs and best interests of Fund shareholders.  The Trustees establish procedures and oversee and review the performance of the investment adviser, distributor, and other service providers of the Trust.
As stated above, the four Independent Nominees currently serve as Independent Trustees (defined below) of the Trust. Shareholders have previously elected Warren West and James R. Brinton as Trustees.  At a meeting held on February 6, 2018, the Nominees were recommended for consideration by the Trust's Nominating Committee, which is comprised of the current Trustees of the Trust who are not "interested persons" as that term is defined in the 1940 Act (together, the "Independent Trustees"). Each Nominee was then reviewed and recommended for nomination by the Nominating Committee and approved for nomination by the Board. If Proposal is not approved, then the current Trustees would continue to serve as Trustees and determine what action, if any, to take.
If elected, each Nominee will hold office for an indefinite term until his successor is elected and qualified, or until his earlier death, resignation, or removal.  Each Nominee currently is available and has consented to serve if elected.  If any of the Nominees should become unavailable before the First Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Trustees.
The Trust's two former interested Trustees are Jeffry King and Laurie Keyes.  Mr. King and Ms. Keyes both were interested Trustees due to their ownership interests in the Funds' former investment adviser, Quaker Funds. Inc. ("QFI").  Due to QFI's plans to exit the investment advisory business in 2018, they have stepped down from the board and will not stand for reelection by Fund shareholders.
Listed below, beside the name, address and age of each Nominee, are the Nominees' principal occupations during the past five years (their titles may have varied during that period), the number of Funds that the Nominees would oversee and other board memberships that the Nominees hold (if applicable).

Name, Address and Age	Proposed Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen/To be Overseen by Nominee	Other Directorships Held by Nominee
Independent Nominees
James R. Brinton 2500 Weston Road, Suite 101 Weston, FL 33331 Age 62	Trustee, Chairman	2002-Present; 2007 – Present	Vice President, Powers Craft Parker & Beard, Inc. (a commercial insurance brokerage firm) (2016-present);[1] President, Robert J. McAllister Agency, Inc. (a commercial insurance brokerage firm) (1979-2016).	5	None
Gary E. Shugrue 2500 Weston Road, Suite 101 Weston, FL 33331 Age 62	Trustee	2008 – Present	Veritable LP (investment advisory firm) (2015-present); President and Chief Investment Officer, Ascendant Capital Partners (2001-2015).	5	Director, BHR Institutional Funds; Director, ACP Funds Trust.
Warren West 2500 Weston Road, Suite 101 Weston, FL 33331 Age 60	Trustee	2003 – Present	Retired (2017-present); President, Greentree Brokerage Services, Inc. (1998-2017).	5	None
Everett T. Keech 2500 Weston Road, Suite 101 Weston, FL 33331 Age 76	Trustee	2005 – Present	Chairman-Executive Committee, Technology Development Corp., (1997 – Present); Affiliated Faculty, University of Pennsylvania (1998 – Present); Chairman- Executive Committee, Advanced Training Systems International (2002 – Present).	5	Director, Technology Development Corp.

Name, Address and Age	Proposed Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen/To be Overseen by Nominee	Other Directorships Held by Nominee
INTERESTED NOMINEE
Alyssa Greenspan 2500 Weston Road, Suite 101 Weston, FL 33331 Age 45	Trustee	N/A	President, Community Capital Management, Inc. since January 2015; Chief Operating Officer, Community Capital Management, Inc. since June 2009; Senior Vice President and Portfolio Manager, Community Capital Management, Inc. since May 2003.	5	None
[1]
Powers Craft Parker & Beard, Inc. assists the Adviser in obtaining its professional liability insurance.  The business relationship is not in excess of $250,000 per year and is not material to Powers Craft Parker & Beard, Inc., its parent company, or Mr. Brinton.  The Board does not believe that this relationship affects Mr. Brinton's status as an Independent Trustee.

Information about the Background, Experience and Related information regarding the Nominees
Nominees

As indicated above, Mr. Brinton is vice president of a commercial insurance brokerage firm; Mr. Shugrue works for an investment advisory firm; Mr. West has managed a securities brokerage firm; and Mr. Keech has more than 30 years of experience teaching at the Wharton School of the University of Pennsylvania and has executive experience in the private equity industry.  Ms. Greenspan is president of the Adviser.
Selection of Nominees
The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and, in its sole discretion, may solicit names of potential candidates from the Fund's adviser. The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, and other due diligence. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would qualify as an independent trustee.
The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates to serve on the Board who, in its judgment, will serve the best interests of the Trust's long term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. The Nominating Committee does not currently consider shareholder recommendations for nomination of trustees to the Board.
The adopted and approved Nominating Committee charter is attached as Appendix A to this Proxy Statement.

Board Structure and Compensation
The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust.  The Board held 5 meetings during the 12-month period ended June 30, 2017.  Each of the currently serving Trustees attended at least 75% of those Board meetings and also attended at least 66% of those committee meetings on which the Trustee serves as a member. The Trust does not have a formal policy regarding Trustee attendance at shareholders' meetings but they encourage Trustees to do so.  The Trust does not hold annual meetings at which Trustees are elected.
None of the Nominees owns, beneficially or of record, securities issued by any investment adviser or principal underwriter, of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing as of the date of this proxy statement.
Information relating to each Trustee's ownership (including the ownership of his or her immediate family) in each Fund as of December 31, 2017 is set forth in the chart below.
Name	Dollar Range of Shares of Beneficial Interest of the Funds Beneficially Owned	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Fund Complex
James R. Brinton	None	Over $100,000
Everett T. Keech	$1 - $10,000	$1 - $10,000
Gary E. Shugrue	None	None
Warren West	$10,001 - $50,000	$10,001 - $50,000
Alyssa Greenspan	None	None

Each Independent Trustee receives compensation from the Trust. Each Independent Trustee currently receives a total annual retainer of $25,000 for serving as a Trustee of the Trust. The compensation tables below set forth the total compensation paid to the Trustees for the fiscal year ended June 30, 2017. The Trust has no pension or retirement benefits for any of the Trustees.  Interested Trustees are not compensated by the Trust.
Name and Position(s) Held	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Estimated Annual Benefits upon Retirement	Compensation from the Fund(s) and Fund Complex Paid to Trustee
James R. Brinton Lead Independent Trustee	$25,000	N/A	N/A	$25,000
Warren West Independent Trustee	$25,000	N/A	N/A	$25,000
Everett T. Keech Independent Trustee	$25,000	N/A	N/A	$25,000
Gary E. Shugrue Independent Trustee	$25,000	N/A	N/A	$25,000

Timothy E. Richards, the Chief Compliance Officer of the Trust, is the only other officer of the Trust who receives compensation from the Trust. For the fiscal year ended June 30, 2017, Mr. Richards received $181,127 in compensation from the Trust.
Executive Officers of the Trust
Officers of the Trust are appointed by the Trust's Board and serve at the pleasure of the Board.  Information regarding the proposed executive officers of the Trust, including the officers' names, birthdates, addresses, positions and length of service with the Trust, and principal occupations during the past five years is provided below.
Name, Address and Age	Proposed Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen/To be Overseen by Nominee	Other Directorships Held by Nominee
Officers
Alyssa Greenspan 2500 Weston Road, Suite 101 Weston, FL 33331 Age 45	President	2018	President, Community Capital Management, Inc. since January 2015; Chief Operating Officer, Community Capital Management, Inc. since June 2009; Senior Vice President and Portfolio Manager, Community Capital Management, Inc. since May 2003.	5	None
Timothy E. Richards 2500 Weston Road, Suite 101 Weston, FL 33331 Age 51	Chief Compliance Officer	2004 – Present	Chief Compliance Officer to Quaker Funds, Inc. (2003-Present); Chief Compliance Officer for the Quaker Investment Trust (2004-Present).	5	N/A
Todd Cohen 2500 Weston Road, Suite 101 Weston, FL 33331 Age 52	Secretary	2018	Chief Executive Officer and Chief Investment Officer, Community Capital Management, Inc. since January 2015; President and Chief Investment Officer, Community Capital Management, Inc., since January 2007.	5	N/A
David K. Downes 2500 Weston Road, Suite 101 Weston, FL 33331 Age 78	Treasurer	2018	Chair of the Board, Community Capital Management, Inc. since February 2015; Chief Executive Officer, Community Capital Management, Inc. from January 2004 to February 2015.	5	N/A

Standing Committees of the Board
Audit Committee:  The members of the Audit Committee are: Messrs. Everett T. Keech (Chairperson of the Audit Committee), James R. Brinton, Gary E. Shugrue and Warren West. The Audit Committee operates pursuant to a charter adopted by the Board. The purposes of the Audit Committee are to: (i) oversee the Fund's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Fund; (ii) oversee the Fund's financial statements and the independent audit thereof; (iii) select, evaluate and, where deemed appropriate, replace the Fund's independent registered public accountants ("independent auditors"); (iv) evaluate the independence of the Fund's independent auditors; and (v) to report to the full Board on its activities and recommendations. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and  the independent auditors' responsibility to  plan and  carry out  a  proper audit.  The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Fund's shareholders. Each of the members of the Audit Committee have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met two (2) times during the past fiscal year.
Nominating Committee: The members of the Nominating Committee are: Messrs. James R. Brinton (Chairperson of the Nominating Committee), Everett T. Keech, Gary E. Shugrue and Warren West, each of whom is an Independent Trustee, and, as such, satisfies the independence requirements under Rule 10A-3 of the 1934 Act, as amended. The Nominating Committee operates pursuant to a charter adopted by the Board. The purpose of the Nominating Committee is to recommend nominees for: (i) consideration as an independent trustee by the incumbent Independent Trustees of the Trust; and (ii) consideration as an interested trustee by the full Board. The Nominating Committee for the Trust did not meet during the past fiscal year.
Information Regarding the Trust's Independent Auditor
Selection of Auditors.  The Audit Committee and the Board have selected the firm of Tait, Weller & Baker LLP ("Tait Weller") to serve as auditors of the Trust.  Representatives of Tait Weller are not expected to be present at the Meeting.
Audit Fees.  Please see Appendix B for information regarding the aggregate fees billed for each of the last two fiscal years for professional services rendered by Tait Weller for the audit of the Trust's annual financial statements or for services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements for those fiscal years.
Audit-Related Fees.  The Trust was not billed during its last two fiscal years for assurance and related services rendered by Tait Weller that are reasonably related to the performance of the audit, which were not reported under "Audit Fees" above.  For the Trust's last two fiscal years, Tait Weller did not provide services relating to the performance of the audit of the financial statements of the Funds' investment adviser and other service providers under common control with the Fund's investment adviser and that relate directly to the operations or financial reporting of the Trust.
Tax Fees.  Appendix B also includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning.  The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(c) of Regulation S-X was 0%.  The aggregate fees billed by Tait Weller for tax-related services provided to the Funds' investment adviser and other service providers under common control with the Funds' investment adviser and that relate directly to the operations or financial reporting of the Trust were $12,500 for each of the Trust's last two fiscal years.
Aggregate Non-Audit Fees.  Please see Appendix B for information regarding the aggregate non-audit fees billed by Tait Weller for services rendered to the Trust, its investment adviser, and any entity controlling, controlled by, or under common control with its investment adviser that provides ongoing services to the Trust during the Trust's last two fiscal years.
All Other Fees.  There were no additional fees paid by any Trust during its last two fiscal years for products and services provided by Tait Weller, other than the services reported above.
Pre-Approval Policies and Procedures.  Audit committees must pre-approve all audit services provided by an independent auditor, either specifically or in accordance with established pre-approval policies and procedures that pre-approves specific types of services to be performed by the independent auditor.  Due to the size of the Trust and the Trust's Audit Committee, the Board has not adopted Pre-Approval Policies and Procedures.

Required Vote to Elect Trustees
In accordance with the Trust's governing documents, fifty-percent (50%) of the shares entitled to vote at the Meeting present in person or represented by proxy at the Meeting will constitute a quorum. You may withhold your vote for any or all Nominees.  A direction to withhold authority to vote for any Nominee will result in such nominee receiving fewer votes for his or her election.  Provided that quorum requirements have been satisfied, the Nominees will be elected to the Board by the affirmative vote of a plurality of the votes cast collectively by the Fund's Shareholders. This means that the Nominees receiving the largest number of votes will be elected to fill the available positions and that abstentions and broker non-votes (if any) will have no effect on the approval of this Proposal. Because five Nominees have been nominated to fill five available positions and each are unopposed, assuming the presence of a quorum, the Nominees are expected to be elected.
FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF EACH OF THE NOMINEES.

MORE INFORMATION ABOUT THE FUND
Management of the Fund
Camelot Portfolios, LLC, located at 1700 Woodlands Drive, Suite 100, Maumee, OH 43537, serves as the investment adviser (the "Adviser") to the Fund.  Founded in 2013, Camelot provides its advisory services pursuant to an interim investment advisory agreement with QIT.  Camelot is a limited liability company organized under the laws of the Ohio, and it is registered with the SEC under the Investment Advisers Act of 1940, as amended (the "Advisers Act").
The current executives of the Adviser are listed below.  The address of each person listed, as it relates to the person's position with the Adviser, is 1700 Woodlands Drive, Suite 100, Maumee, OH 43537.
Name	Positions Held With the Adviser
Darren T. Munn	Chief Executive Officer and Managing Member

Distributor
Foreside Fund Services, LLC (the "Distributor"), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the principal underwriter of the Trust's shares pursuant to a Distribution Agreement with each Fund (each, a "Distribution Agreement"). Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased directly by contacting the Distributor or the Trust.
The Distribution agreement on behalf of the Fund is renewable annually and the Board annually reviews fees paid to the Distributor. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and each state's securities laws and is a member of the Financial Industry Regulatory Authority.
Fund Administrator
General Information.  The Administrator and Fund Accountant for the Fund is U.S. Bancorp Fund Services, LLC ("Administrator"), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional funds.  The Administrator performs these services pursuant to two separate agreements with the Fund, a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement.  For the fiscal years ended June 30, 2015, June 30, 2016 and June 30, 2017, the Funds paid the Administrator the following amounts for its fund administration services:

Fund Name	Fiscal Year Ended June 30, 2017	Fiscal Year Ended June 30, 2016	Fiscal Year Ended June 30, 2015
Quaker Event Arbitrage Fund	$38,460	$53,322	$67,275

Administration Agreement.  Pursuant to the Fund Administration Servicing Agreement ("Administration Agreement") with the Fund, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Adviser, subject to the supervision of the Board.  Employees of the Administrator generally will not be officers of the Fund for which they provide services.

The Administration Agreement is terminable by the Board or the Administrator on ninety (90) days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for three years from the date of its initial approval, unless amended, and its renewal is subject to approval of the Board for periods thereafter.  The Administration Agreement provides that in the absence of the Administrator's refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of the Administrator, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreements, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectuses and Statements of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (iv) calculation of yield and total return for the Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (vii) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Fund's Prospectuses.

For the administrative services rendered to the Fund by the Administrator, the Fund pays the Administrator an asset-based fee plus certain out-of-pocket expenses.

Accounting Agreement.  The Fund Accountant, pursuant to the Fund Accounting Servicing Agreement ("Accounting Agreement"), provides the Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and the Adviser.
For the fund accounting services rendered to the Fund by the Fund Accountant, the Fund pays the Fund Accountant an asset-based fee plus certain out-of-pocket expenses, including pricing expenses.
Custodian, Transfer Agent and Dividend Agent
U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, (the "Custodian"), serves as the custodian of the Fund's assets, holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest. U.S. Bancorp Fund Services, LLC, the Fund's Administrator, also acts as the Fund's transfer and dividend agent. U.S.  Bancorp Fund Services, LLC has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Payments to Affiliated Brokers
The Fund did not make any payments to an affiliated broker for the fiscal years ended June 30, 2016 and June 30, 2017.
Shareholder Reports
Shareholders can obtain a copy of the Fund's most recent annual and semi-annual reports, without charge, through the Fund's Internet website (http://www.quakerfunds.com/) or by calling (800) 220-8888. Copies of the annual and semi-annual reports of each Fund are also available on the EDGAR Database on the SEC's Internet site at www.sec.gov.
Principal Holders of Shares
As of June 1, 2018, the Fund had the following amounts of outstanding shares:
Class	Shares Outstanding
Class A	725,192.002
Class C	189,294.040
Institutional Class	816,151.740
As of June 1, 2018, the Fund was aware that the following persons or entities owned of record or beneficially 5% or more of the outstanding shares of each class of the Fund:

Class	Registration	Percentage of Shares of Each Class
Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	21.28%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.24%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.41%

Class C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.48%

Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	13.09%
	FOLIOFN INVESTMENTS INC 8180 GREENSBORO DR STE 800 MCLEAN VA 22102-3865	9.58%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.01%

As of June 1, 2018, the Trustees and officers of the Trust collectively owned less than 1% of the outstanding shares of each class of shares of the Fund.
MORE INFORMATION ABOUT VOTING AND THE MEETING
Voting Rights
Only Shareholders owning shares of the Fund at the close of business on June 1, 2018 (the "Record Date"), may vote.  Shareholders of record on the Record Date are entitled to be present and to vote at the Meetings. The Fund share entitles the holder to one vote (and each fractional share is entitled to a proportionate fractional vote).

Each proxy that is properly executed and returned in time to be voted at the Meetings will be voted at the Meeting in accordance with the instructions on the proxy.  The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposals) that properly come before the Meeting. A majority of the votes cast by shareholders of the Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting with respect to the Fund.
Revocation of Proxies. Any proxy may be revoked at any time prior to its use by written notification received by the Trust's Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meetings and voting in person.  Shareholders whose shares are held in "street name" through their broker will need to obtain a legal proxy from their broker and present it at the Meetings in order to vote in person.  Any letter of revocation or later-dated proxy must be received by the Fund prior to the Meetings and must indicate your name and account number to be effective.  Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.
Broker-Dealer Action.  The Trust anticipates that the NYSE will take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms' request for voting instructions may not vote such customer's shares on any of the Proposal.  A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares are to be voted on the Proposal may be deemed to be an instruction to vote FOR the Proposal.
Abstentions and broker non-votes.  Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Broker non-votes are proxies from brokers or nominees that vote on matters for which they have discretionary authority to vote ("discretionary items," e.g., the election of trustees), but also indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote ("non-discretionary items," e.g., changes to fundamental investment restrictions). Abstentions and broker non-votes are considered as shares present at the Meeting but are not considered votes cast. As a result, abstentions and broker non-votes will have no effect on the results of the Proposal.
Quorum; Adjournment
With  respect  to actions  to be taken by the  shareholders  of the Fund on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to cast a majority of the shares issued and outstanding and entitled to vote on the Proposal at the Meeting shall constitute a quorum for purposes of voting upon such Proposal at the Meeting.
If a quorum is not present at the Meeting for the proposal, or if a quorum is present but sufficient votes to approve any such  Proposal are not received, the holders of a majority of shares of a Fund entitled to vote on a Proposal at the Meeting present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting as to that Fund for that proposal the Fund, in order to permit further solicitation of proxies for the Proposal for which  sufficient votes have not been received. The persons named as proxies on the enclosed proxy cards will use the authority granted to them to vote on adjournment and it is anticipated that such persons will vote in accordance with the views of management.
Payment of Solicitation Expenses
The Trust will the proxy costs for the proposal to elect the Trustee Nominees and re-domesticate the Trust. Okapi Partners, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The cost of retaining such proxy solicitation firm is expected to be about $1250 plus any additional expenses in connection with the solicitation of proxies.  Fees and expenses may be greater depending on the effort necessary to obtain Shareholder votes.  The Adviser will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the Shareholders.
Other Business
The Trust knows of no other business to be brought before the Meetings. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.
Submission of a Shareholder Proposal

Under the SEC's proxy rules, Shareholder proposals that meet certain requirements may be included in the Fund's proxy material for a particular annual or special Shareholder meeting.  However, because the Trust, on behalf of the Fund, does not hold annual Shareholder meetings, the anticipated date for the next Shareholder meeting, if any, cannot be provided.

You may submit a Shareholder proposal to the Trust's Secretary at 2500 Weston Road, Suite 101, Weston, FL 33331.  Shareholders of the Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to the Fund a reasonable time before the Board's solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder's proposal will actually be included in the next proxy statement.
If a Shareholder wishes to present a proposal at a Shareholder meeting that is not to be included in the Trust's proxy statement, the Shareholder must submit the proposal a reasonable time before the proxy statement is mailed; if not, the persons named as proxies may vote the proxies in their discretion with regard to the proposal.

APPENDIX A

QUAKER INVESTMENT TRUST (QIT)
NOMINATING COMMITTEE CHARTER

Nominating Committee Membership

The Nominating Committee shall be composed entirely of disinterested Trustees.

Board Nominations and Functions

1.
The Nominating Committee shall select and nominate persons for disinterested Trustee membership on the Board of Trustees of QIT. The Nominating Committee shall evaluate candidates' qualifications for Board membership as well as their independence from QIT's investment adviser ("Adviser"), sub-advisers, and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940. The Nominating Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the Adviser or service providers or the directors and officers of such entities.

2.
The Nominating Committee shall identify prospective nominees for disinterested Trustee from its own sources, and at its sole discretion, the Nominating Committee may solicit names of potential candidates from the Adviser.

3.	The Nominating Committee shall consider disinterested Trustee nominees recommended by shareholders of QIT only to the extent that such consideration is required by applicable federal or state law.

4.	The Nominating Committee shall review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

5.
The Nominating Committee shall review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

6.	The Nominating Committee shall review Trustee compensation and shall recommend any appropriate changes to the full Board of Trustees.

Committee Nominations and Functions

1.	The Nominating Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.
The Nominating Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Nominating Committee shall make recommendations for any such action to the full Board of Trustees.

Selection of Counsel to the Disinterested Trustees

The Nominating Committee may select independent legal counsel to provide legal advice to the disinterested Trustees either on a regular basis, or on an as needed basis. The Nominating Committee shall consider the factors set forth in Rule 0-1(6) under the Investment Company Act of 1940 in determining whether such legal counsel is sufficiently independent. Counsel to the disinterested Trustees may serve as counsel to QIT.

Other Powers and Responsibilities
A-1

1.
The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of QIT.

2.	The Nominating Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.
A-2

APPENDIX B

The registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years.  "Audit fees" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  "Audit-related fees" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax fees" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$62,500	$62,500
Audit-Related Fees
Tax Fees	$12,500	$12,500
All Other Fees

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were as follows:

	FYE 6/30/2017	FYE 6/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years.

Non-Audit Related Fees	FYE 6/30/2017	FYE 6/30/2016
Registrant	$0	$0
Registrant's Investment Adviser	$0	$0
B-1

PROXY PROXY

QUAKER INVESTMENT TRUST
SPECIAL MEETING OF SHAREHOLDERS ON JULY 20, 2018
TO BE HELD AT THE OFFICES OF STRADLEY RONON STEVENS & YOUNG LLP
30 VALLEY STREAM PARKWAY, BERWYN, PA 19355,

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Quaker Investment Trust (the "Trust") hereby appoints Timothy Richards, a true and lawful attorney with power of substitution, to vote all shares of the Quaker Event Arbitrage Fund (the "Fund") which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on July 20, 2018 at 10:00 a.m., Eastern Time, or at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: (877) 285-5990 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/QIT2018 and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on July 20, 2018

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

	FOR	WITHHOLD
(1) James R. Brinton	☐	☐
(2) Alyssa Greenspan	☐	☐
(3) Everett T. Keech	☐	☐
(4) Gary E. Shugrue	☐	☐
(5) Warren West	☐	☐

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Trust.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/QIT